UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2019

CELSION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

Registrant’s telephone number, including area code: (609) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s 2019 Annual Meeting of Stockholders held on May 14, 2019, the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement dated March 29, 2019 for the Annual Meeting.

Proposal 1

Each of the individuals listed below was elected, by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors, to serve on the Board of Directors until the 2022 Annual Meeting of Stockholders.

Nominee	For	Withheld
Mr. Michael H. Tardugno	3,066,855	208,415
Dr. Donald P. Braun	2,864,547	410,723
Dr. Andreas Voss	2,875,061	400,209

In addition to the directors elected above, Dr. Augustine Chow, Mr. Frederick J. Fritz, Mr. Robert W. Hooper and Dr. Alberto R. Martinez continued to serve as directors after the Annual Meeting.

Proposal 2

The proposal to approve, on an advisory basis, the 2019 compensation of the Company’s named executive officers (“Say-on-Pay”), was approved based upon the following votes:

For	Against	Abstain
2,694,750	422,054	158,466

Proposal 3

The proposal to approve, on an advisory basis, the frequency by which future advisory votes on executive compensation will occur was approved for every year based upon the following votes:

1 Year	2 Year	3 Year	Abstain
1,724,807	65,833	1,239,308	245,322

Proposal 4

The proposal, by the Audit Committee of the Board of Directors of the Company, to ratify the appointment of WithumSmith+ Brown, PC as the independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved based upon the following votes:

For	Against	Abstain
14,335,075	731,732	309,114

Proposal 5

The proposal to approve an amendment to the Celsion Corporation 2018 Stock Incentive Plan was approved based on the following votes:

For	Against	Abstain
2,444,443	702,565	128,262

Proposals 1, 2, 3 and 5 involve matters the Company considers non-routine under the NASDAQ Marketplace Rules. As a result, brokers cannot vote on these proposals which result in “Broker Non-Votes”. There were 12,100,651 Broker Non-Votes for Proposals 1, 2 ,3 and 5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the Celsion Corporation 2018 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: May 14, 2019	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President and Chief Financial Officer